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                                                  Exhibit 10(EE)

                        SIXTH AMENDMENT TO
               AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Sixth Amendment"), dated as of October 16, 1998, is entered into among AMERICAN FREIGHTWAYS CORPORATION, an Arkansas corporation ("AFC"), AMERICAN FREIGHTWAYS, INC., an Arkansas corporation ("AFI"; AFC and AFI are referred to collectively as the "Companies" and individually as a "Company"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), in its capacity as agent (in said capacity, the "Agent").


                            BACKGROUND
                            ----------

A. Companies, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 20, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 31, 1995, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 26, 1996, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of May 31, 1996, that Fourth Amendment to Amended and Restated Credit Agreement, dated as of March 31, 1997, and that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of May 15, 1998 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.   Companies, Lenders and Agent desire to amend the Credit
Agreement to increase the Net Earnings Available For Restricted
Payments for the fiscal year ending December 31, 1998.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Companies, Lenders and Agent covenant and agree as follows:

1. AMENDMENT. The definition of "Net Earnings Available For Restricted Payments" set forth in Article 1 of the Credit Agreement is hereby amended to read as follows:

     "'Net Earnings Available For Restricted Payments' means with respect to the Companies and their Subsidiaries on a consolidated basis (a) for the fiscal year ending December 31, 1998, an amount equal to the lesser of (i) 125% of Net Earnings and
(ii) $25,000,000 and (b) for each other fiscal year, an amount equal to 75% of Net Earnings. If the preceding calculation results in a number less than zero, such amount shall be considered to be zero."
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2.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By
its execution and delivery hereof, each Company represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) each Company has full power and authority to execute and deliver this Sixth Amendment, and this Sixth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

     (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including, but not limited to, with respect to the Prudential Debt and the respective Boards of Directors of the Companies) is required for the execution, delivery or performance by each Company of this Sixth Amendment.

3. CONDITIONS OF EFFECTIVENESS. This Sixth Amendment shall be effective as of October 16, 1998, subject to the following:

     (a)  Agent shall have received counterparts of this Sixth
     Amendment executed by each Lender;

     (b)  Agent shall have received counterparts of this Sixth
     Amendment executed by each Company;

     (c) the representations and warranties set forth in Section 2 of this Sixth Amendment shall be true and correct;

     (d) Agent shall have received an amendment to the Prudential Debt with respect to Restricted Payments in substance substantially similar to this Sixth Amendment and acceptable to the Agent; and

     (e) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other documents, certificates and instruments as Agent shall require.

4.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. The Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended).

6. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. GOVERNING LAW: BINDING EFFECT. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Company and each Lender and their respective successors and assigns.

8. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

9. JOINT AND SEVERAL OBLIGATIONS. The Companies acknowledge and agree that their obligations and duties under the Credit Agreement and the other Loan Papers are joint and several in all instances.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


           REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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     IN WITNESS WHEREOF, the parties hereto have executed this
Sixth Amendment as the date first above written.

                              AMERICAN FREIGHTWAYS CORPORATION


                              By:  /s/Frank Conner
                                   -------------------------------
                                   Name:     Frank Conner
                                   -------------------------------
                                   Title: EVP-Accounting & Finance
                                   -------------------------------


                              AMERICAN FREIGHTWAYS, INC.


                              By:  /s/Frank Conner
                                   -------------------------------
                                   Name:     Frank Conner
                                   -------------------------------
                                   Title: EVP-Accounting & Finance
                                   -------------------------------


                              NATIONSBANK, N.A.
                              as Agent and as a Lender


                              By:  /s/Dan Killian
                                   -------------------------------
                                   Name:  Dan Killian
                                   -------------------------------
                                   Title:    Vice President
                                   -------------------------------


                              CHASE BANK OF TEXAS, NATIONAL
                              ASSOCIATION



                              By:  /s/John P. Dean
                                   -------------------------------
                                   Name:     John P. Dean
                                   -------------------------------
                                   Title:    Sr. Vice President
                                   -------------------------------
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                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:  /s/Kenneth Washington
                                   -------------------------------
                                   Name:     Kenneth Washington
                                   -------------------------------
                                   Title:    Vice President
                                   -------------------------------

                              ABN-AMRO BANK N.V.


                              By:  /s/Larry K. Kelly
                                   -------------------------------
                                   Name:     Larry K. Kelly
                                   -------------------------------
                                   Title:    Group Vice President
                                   -------------------------------


                              By:  /s/Robert A. Budnek
                                   -------------------------------
                                   Name:     Robert A. Budnek
                                   -------------------------------
                                   Title:    Vice President
                                   -------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:  /s/Michael J. Johnson
                                   -------------------------------
                                   Name:     Michael J. Johnson
                                   -------------------------------
                                   Title:    Vice President
                                   -------------------------------